PROVIDENT

Provident Financial Holdings, Inc.

Annual Meeting of Shareholders

November 17, 2016

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore and Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Brea
- Carlsbad
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Victorville
- Westlake Village

Fiscal 2016 Highlights

- Net Income of $7.5 million or $0.88 per share, down 24% from $9.8 million or $1.07 per share last year.
- Mortgage banking loan production of $2.00 billion, down 21% from $2.52 billion last year.
- Originated and purchased $216.1 million in new loans held for investment, up 23% from $175.1 million last year.
- Continued improvement in asset quality.
- Ninth largest deposit market share in the Riverside – San Bernardino RMA; fourth largest of community banks.
- The Bank exceeds all regulatory capital requirements and is deemed "well-capitalized".
- The Bank's Board of Directors declared a $15.0 million cash dividend from the Bank to the Corporation, which was paid on September 30, 2015
- Repurchased 742,000 shares under the April 2015 and October 2015 stock repurchase plans.
- The closure of the Iris Plaza Branch was completed on March 31, 2016.
- Completed the Home Office branch relocation on June 13, 2016.

Subsequent Events

- July 2016: Declared a quarterly cash dividend of $0.13 per share with a record date of August 15, 2016, which was paid on September 5, 2016.
- September 2016: The Bank's Board of Directors declared a $10.0 million cash dividend from the Bank to the Corporation, which was paid on September 30, 2016.
- October 2016: Relocation of PBM Retail Office from City of Industry to Brea, California.
- October 2016: Earnings for the quarter-ended September 30, 2016 were $1.6 million, down 35% from the same quarter last year; and down 38% from the quarter ended June 30, 2016 (sequential quarter).
- October 2016: Declared a quarterly cash dividend of $0.13 per share with a record date of November 15, 2016, payable on December 6, 2016.

Financial Highlights – Balance Sheet

Total Assets

(In Millions)



$1,500
$1,000
$500
$0

	06/30/12	06/30/13	06/30/14	06/30/15	06/30/16		09/30/16
Total Assets	$1,261	$1,211	$1,106	$1,175	$1,171		$1,243

Loans Held for Investment

(In Millions)



$1,000
$500
$0

	06/30/12	06/30/13	06/30/14	06/30/15	06/30/16		09/30/16
Loans HFI, Net	$797	$748	$772	$814	$840		$854

Deposits

(In Millions)



$1,000
$500
$0

	06/30/12	06/30/13	06/30/14	06/30/15	06/30/16		09/30/16
Deposits	$961	$923	$898	$924	$926		$944

Financial Highlights – Earnings

Net Income (Loss)



(In Thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	FY2012	FY2013	FY2014	FY2015	FY2016		FY2017*
Net Income (Loss)	$10,810	$25,797	$6,606	$9,803	$7,474		$6,376

Diluted Earnings Per Share



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00

	FY2012	FY2013	FY2014	FY2015	FY2016		FY2017*
Diluted EPS	$0.96	$2.38	$0.65	$1.07	$0.88		$0.80

Return on Stockholders' Equity



20.00%
15.00%
10.00%
5.00%
0.00%

	FY2012	FY2013	FY2014	FY2015	FY2016		FY2016*
ROE	7.58%	16.80%	4.31%	6.81%	5.43%		4.79%

(*) Annualized results for the quarter ended September 30, 2016.

PROVIDENT

Provident Financial Holdings, Inc.

PROV NASDAQ LISTED

www.myprovident.com